Exhibit 10.20

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (this “Agreement”) is entered into and made effective as of 1 October 2021, by and between SOCIETY PASS INCORPORATED, a Nevada corporation (“SOPA”), SOPA TECHNOLOGY PTE. LTD., a company incorporated under the laws of Singapore (“STPL”), and Stockholders (as defined in Exhibit B) (the “Stockholders”) of GOODVENTURES SEA LIMITED, a company incorporated under the laws of Hong Kong. Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Stockholders collectively own one thousand five hundred (1,500) ordinary shares of STPL (the “Shares”), which Shares collectively constitute fifteen percent (15%) of the outstanding share capital in STPL, representing all of the issued ordinary shares of STPL not already held by SOPA;

WHEREAS, SOPA desires to purchase from the Stockholders, and the Stockholders desires to sell to SOPA, the Shares in exchange for shares of SOPA Common Stock (as defined herein), subject to the terms and the conditions set forth herein (the “Exchange”); and

WHEREAS, the Parties desire that the Exchange contemplated by this Agreement shall constitute a tax-free reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code (the “Code”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises, covenants, and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
tHE eXCHANGE

1.1 Exchange. Upon the terms and subject to all of the conditions contained herein, the Stockholders hereby agrees to sell, assign, transfer, and deliver to SOPA, and SOPA hereby agrees to purchase and accept from the Stockholders, on the Closing Date, the Shares. As full consideration for the sale, assignment, transfer, and delivery of the Shares by the Stockholders to SOPA, and upon the terms and subject to all of the conditions contained herein, SOPA shall issue to the Stockholders at the Closing a number of shares of SOPA Common Stock (the “Exchange Shares”) equal to the quotient obtained by dividing $3,750,000 (Three Million Seven Hundred Fifty Thousand United States Dollars) by the offering price of the SOPA Common Stock in SOPA’s initial public offering.

1.2 Closing. Subject to the satisfaction of the conditions set forth herein, the closing of the Exchange (the “Closing”) will take place at a time and location mutually agreed upon by SOPA and STPL (the “Closing Date”).

1.3 Actions at Closing. At the Closing, the following actions will take place: (a) SOPA will deliver to the Stockholders a certificate representing the Exchange Shares with the relevant restrictive legend(s) or a statement from SOPA’s transfer agent reflecting the ownership by the Stockholders of the Exchange Shares; (b) the Stockholders will deliver to SOPA certificates or certificate(s) that immediately prior to the Closing represented the Shares either (i) endorsed for transfer to SOPA or (ii) accompanied by an executed stock power substantially in the form as Exhibit A attached hereto, to transfer such Shares to SOPA; and (c) delivery of any additional documents or instruments as a party may reasonably request or as may be necessary to evidence and effect the transactions contemplated by this Agreement (the “Transactional Documents”).

1.4 Section 368 Reorganization. For U.S. federal income tax purposes, the Exchange is intended to constitute a “reorganization” within the meaning of Section 368(a)(1)(B) of the Code. The Parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations. Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, the Parties acknowledge and agree that no Party is making any representation or warranty as to the qualification of the Exchange as a reorganization under Section 368 of the Code or as to the effect, if any, that any transaction consummated prior to the Closing Date has or may have on any such reorganization status. The Parties acknowledge and agree that each (i) has had the opportunity to obtain independent legal and tax advice with respect to the transaction contemplated by this Agreement, and (ii) is responsible for paying its own taxes, including without limitation, any adverse tax consequences that may result if the transaction contemplated by this Agreement is not determined to qualify as a reorganization under Section 368 of the Code.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

As an inducement to SOPA to enter into this Agreement and to consummate the transactions contemplated herein, the Stockholders represents and warrants to SOPA as follows:

2.1 Good Title. The Stockholders are the beneficial owners and have good and marketable title to the Shares, with the right and authority to deliver such Shares to SOPA as provided herein.

2.2 Power and Authority. All acts required to be taken by the Stockholders to enter into this Agreement and to carry out the Exchange have been properly taken. This Agreement constitutes a legal, valid, and binding obligation of the Stockholders, enforceable against such Stockholders in accordance with the terms hereof.

2.3 No Conflicts. The execution and delivery of this Agreement by the Stockholders and the performance by the Stockholders of their obligations hereunder in accordance with the terms hereof: (i) will not require the consent of any governmental entity under any laws; (ii) will not violate any laws applicable to the Stockholders; and (iii) will not violate or breach any contractual obligation to which such Stockholders is a party.

2.4 No Brokers or Finders. The Stockholders have not agreed to pay, nor have taken any action that will result in any person or entity becoming obligated to pay or entitled to receive, any investment banking, brokerage, finders, or similar fee or commission in connection with this Agreement or the transactions contemplated by this Agreement. The Stockholders shall indemnify and hold SOPA harmless against any liability or expense arising out of, or in connection with, any such claim.

2.5 Purchase Entirely for Own Account. The Exchange Shares proposed to be acquired by the Stockholders hereunder will be acquired for investment for its own account, and not with a view to the resale or distribution of any part thereof, and the Stockholders have no present intention of selling or otherwise distributing the Exchange Shares except in compliance with applicable securities laws.

2.6 Available Information. The Stockholders have such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in SOPA.

2.7 Non-Registration. The Stockholders understand that the Exchange Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act.

2.8 Restricted Securities. The Stockholders understand that the Exchange Shares are characterized as “restricted securities” under the Securities Act and may not be resold unless pursuant to an effective registration statement under the Securities Act or the existence of an exemption therefrom.

2.9 Legends. It is understood that the Exchange Shares will bear the following legend or another legend that is similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

and any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate.

2.10 Opinion. The Stockholders will not transfer any or all of the Exchange Shares absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of the Exchange Shares, as the case may be, without first providing SOPA with an opinion of counsel (which counsel and opinion are reasonably satisfactory to SOPA) to the effect that such transfer will be exempt from the registration and the prospectus delivery requirements of the Securities Act and registration or qualification requirements of any applicable U.S. state securities laws.

2.11 Accredited Investor. The Stockholders are “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act.

2.12 Reliance. The Stockholders understand that the Exchange Shares are being offered to the Stockholders in reliance upon the truth and accuracy of the representations, warranties, agreements, and understandings of the Stockholders set forth in this Agreement, in order that SOPA may determine the applicability and availability of the exemptions from registration of the Exchange Shares on which SOPA is relying.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF STPL

STPL hereby represents and warrants to the Stockholders as follows:

3.1 Organization and Standing. STPL is a corporation duly organized and existing in good standing under the laws of its jurisdiction of incorporation. STPL has heretofore delivered to SOPA complete and correct copies of its organizational documents as now in effect. STPL has full corporate power and authority to carry on its respective businesses as they are now being conducted and as now proposed to be conducted and to own or lease their respective properties and assets.

3.2 Capital Structure of STPL. Ten thousand (10,000) ordinary shares of STPL are issued and outstanding as of the date of this Agreement. All issued and outstanding shares are duly authorized, validly issued, fully paid, and nonassessable, and free from any encumbrance, lien, or charge.

3.3 Corporate Acts and Proceedings. STPL has all requisite corporate power and authority to enter into this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of STPL, and no other corporate proceedings on the part of STPL are necessary to authorize the execution and delivery of this Agreement and the other transactions contemplated hereby, and this Agreement constitutes a valid and binding agreement of STPL.

3.4 Governmental Consents. All material consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with any federal or state governmental authority on the part of STPL required in connection with the consummation of the Exchange shall have been obtained prior to, and be effective as of, the Closing.

3.5 Compliance with Laws and Instruments. There is no judgment, injunction, order, or decree binding upon STPL which has or would reasonably be expected to have the effect of prohibiting or materially impairing STPL’s business or its ability to consummate the transactions contemplated herein.

3.6 No Conflict. The execution, delivery, and performance by STPL of this Agreement and the consummation of the transactions contemplated hereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, bylaws, or other organizational documents of STPL; (b) conflict with or result in a violation or breach of any provision of any applicable law; or (c) require any additional consents, notices, or other actions. No consent, approval, permit, governmental order, declaration, or filing with or notice to, any governmental authority is required by or with respect to STPL in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

3.7 No Brokers or Finders. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF SOPA

SOPA represents and warrants to the Stockholders as follows:

4.1 Organization and Standing. SOPA is a corporation duly organized and existing in good standing under the laws of the State of Nevada. SOPA has full corporate power and authority to carry on its respective businesses as they are now being conducted and as now proposed to be conducted and to own or lease their respective properties and assets.

4.2 Capital Structure of SOPA. The total authorized capital stock of SOPA consists of one hundred million (100,000,000) shares of stock, consisting of ninety-five million (95,000,000) shares of common stock, par value $0.0001 per share (“SOPA Common Stock”), and five million (5,000,000) shares of preferred stock, par value $0.0001 per share, of which eighteen million five hundred thirty-four thousand (18,534,000) shares of common stock are issued and outstanding as of the date of this Agreement. All issued and outstanding shares of SOPA Common Stock are duly authorized, validly issued, fully paid, and nonassessable shares of SOPA Common Stock. When the Exchange Shares are issued at the Closing pursuant to this Agreement, such shares shall be deemed to be duly authorized, validly issued, fully paid, and nonassessable shares of SOPA Common Stock. Except as otherwise set forth herein, there are no contracts, arrangements, or undertakings of any kind to which SOPA is a party or by which SOPA is bound that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the shares or capital stock of SOPA. There are no rights first refusal or preemptive rights pertaining to the SOPA Common Stock.

4.3 Corporate Acts and Proceedings. SOPA has all requisite corporate power and authority to enter into this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein has been duly authorized by all necessary corporate action on the part of SOPA, and no other corporate proceedings on the part of SOPA are necessary to authorize the execution and delivery of this Agreement and the other transactions contemplated hereby, and this Agreement constitutes a valid and binding agreement of SOPA.

4.4 Governmental Consents. All material consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with any federal or state governmental authority on the part of SOPA required in connection with the consummation of the Exchange shall have been obtained prior to, and be effective as of, the Closing.

4.5 Compliance with Laws and Instruments. There is no judgment, injunction, order, or decree binging upon SOPA which has or would reasonably be expected to have the effect of prohibiting or materially impairing SOPA’s business or its ability to consummate the transactions contemplated herein.

4.6 No Conflict. The execution, delivery, and performance by SOPA of this Agreement and the consummation of the transactions contemplated hereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, bylaws, or other organizational documents of SOPA; (b) conflict with or result in a violation or breach of any provision of any applicable law; or (c) require any additional consents, notices, or other actions. No consent, approval, permit, governmental order, declaration, or filing with, or notice to, any governmental authority is required by or with respect to SOPA in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

4.7 No Brokers or Finder. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement.

ARTICLE V
CONDITIONS TO CLOSING

5.1 Stockholders and STPL Conditions Precedent. The obligations of the Stockholders and STPL to enter into and complete the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

(a)  Representations and Covenants. The representations and warranties of SOPA contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. SOPA shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by SOPA on or prior to the Closing Date. SOPA shall have delivered to the Stockholders and STPL, if requested, a certificate, dated the Closing Date, to the foregoing effect.

5.2 SOPA Conditions Precedent. The obligations of SOPA to enter into and complete the Closing are subject, at the option of SOPA, to the fulfillment on or prior to the Closing Date of the following conditions:

(a) Representations and Covenants. The representations and warranties of the Stockholders and STPL contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Stockholders and STPL shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Stockholders and STPL on or prior to the Closing Date. The Stockholders and STPL shall have delivered to SOPA if requested, a certificate, dated the Closing Date, to the foregoing effect.

ARTICLE VI
COVENANTS

6.1  Fees and Expenses. All fees and expenses incurred in connection with this Agreement shall be paid by the Party incurring such fees or expenses.

6.2  Continued Efforts. Each Party shall use commercially reasonable efforts to (a) take all action reasonably necessary to consummate the Exchange, and (b) take such steps and do such acts as may be necessary to keep all of its representations and warranties true and correct as of the Closing Date with the same effect as if the same had been made, and this Agreement had been dated, as of the Closing Date.

ARTICLE VII
TERMINATION

This Agreement may be terminated, and the Exchange abandoned at any time prior to the Closing Date:

(a)  If the Agreement is not executed by 12 pm (United States Eastern Standard Time) on Friday, 4 October, 2021;

(b)  by mutual written consent of the Parties;

(c)  by SOPA if (i) there is a material breach of any covenant or obligation of STPL or the Stockholders; provided, however, that if such breach or breaches are capable of being cured prior to the Closing Date, such breach or breaches shall not have been cured within ten (10) days of delivery of the written notice of such breach, or (ii) SOPA reasonably determines that the timely satisfaction of any condition set forth in Article V has become impossible or impractical (other than as a result of any failure on the part of SOPA to comply with or perform its covenants and obligations under this Agreement or any of the other Transactional Agreements); or

(d)  by STPL if (i) there is a material breach of any covenant or obligation of SOPA; provided, however, that if such breach or breaches are capable of being cured prior to the Closing Date, such breach or breaches shall not have been cured within ten (10) days of delivery of the written notice of such breach, or (ii) STPL reasonably determines that the timely satisfaction of any condition set forth in Article V has become impossible or impractical (other than as a result of any failure on the part of STPL or the Stockholders to comply with or perform any covenant or obligation set forth in this Agreement or any of the other Transactional Agreements).

ARTICLE VIII
INDEMNIFICATION

8.1 Indemnification by the Stockholders. The Stockholders agree, jointly and severally, to indemnify, defend, and hold SOPA and its stockholders, subsidiaries, officers, directors, employees, agents, successors, and assigns (such indemnified persons are collectively hereinafter referred to as the “SOPA Indemnified Parties”) harmless from and against any and all loss, liability, damage, or deficiency (including interest, penalties, judgments, costs of preparation and investigation, and attorneys’ fees) (collectively “Losses”) that any of the SOPA Indemnified Parties may suffer, sustain, incur, or become subject to arising out of or due to the non-fulfillment of any covenant, undertaking, agreement, or other obligation of the Stockholders under this Agreement or any misstatement, breach of, or inaccuracy of any representation of the Stockholders.

8.2 Indemnification by SOPA. SOPA shall indemnify, defend, and hold the Stockholders and their successors, and assigns (such indemnified persons are collectively hereinafter referred to as the “STPL Indemnified Parties”) harmless from and against any and all Losses that any of the STPL Indemnified Parties may suffer, sustain, incur, or become subject to arising out of or due to the non-fulfillment of any covenant, undertaking, agreement, or other obligation of the Stockholders under this Agreement or any misstatement, breach of, or inaccuracy of any representation of the Stockholders.

8.3 Indemnification Procedures. In the event that any legal proceedings shall be instituted or that any claim or demand (“Claim”) shall be asserted by any person in respect of which payment may be sought under this Article, the indemnified party shall reasonably and promptly cause written notice of the assertion of any Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying party. The indemnifying party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified party, and to defend against, negotiate, settle, or otherwise deal with any Claim which relates to any Losses indemnified against hereunder. If the indemnifying party elects to defend against, negotiate, settle, or otherwise deal with any Claim which relates to any Losses indemnified against hereunder, it shall within five (5) days (or sooner, if the nature of the Claim so requires) notify the indemnified party of its intent to do so. If the indemnifying party elects not to defend against, negotiate, settle, or otherwise deal with any Claim which relates to any Losses indemnified against hereunder, fails to notify the indemnified party of its election as herein provided or contests its obligation to indemnify the indemnified party for such Losses under this Agreement, the indemnified party may defend against, negotiate, settle, or otherwise deal with such Claim. If the indemnified party defends any Claim, then the indemnifying party shall reimburse the indemnified party for the expenses of defending such Claim upon submission of periodic bills. If the indemnifying party shall assume the defense of any Claim, the indemnified party may participate, at its own expense, in the defense of such Claim; provided, however, that such indemnified party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying party if, (i) so requested by the indemnifying party to participate or (ii) in the reasonable opinion of counsel to the indemnified party, a conflict or potential conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable; and provided, further, that the indemnifying party shall not be required to pay for more than one such counsel for all indemnified parties in connection with any Claim. The Parties agree to cooperate fully with each other in connection with the defense, negotiation, or settlement of any such Claim.

ARTICLE IX
MISCELLANEOUS

9.1 Entire Agreement.  This Agreement contains the entire understanding of the Parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior agreements and undertakings between the Parties with respect to such subject matter written and oral. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties.

9.2 Notices. Any notices required or permitted hereunder shall be given to the appropriate party at the address specified by such Party. Such notice shall be deemed given: (i) if delivered personally, upon delivery as evidenced by delivery records; (ii) if sent by telephone facsimile, upon confirmation of receipt; (iii) if sent by certified or registered mail, postage prepaid, five (5) days after the date of mailing; or (iv) if sent by nationally recognized express courier, two (2) business days after the date of placement with such courier.

9.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns, and heirs; provided, however, that neither Party shall directly or indirectly transfer or assign any of its rights hereunder in whole or in part without the written consent of the others, which may be withheld in its sole discretion, and any such transfer or assignment without said consent shall be void.

9.4 Public Announcements. Each of the Parties will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to this Agreement and the transaction contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court process, or by obligations pursuant to any listing agreement with any national securities exchange.

9.5 Amendment; Waiver. This Agreement may not be amended, supplemented, or changed except by an instrument in writing signed by the Parties. Any party to this Agreement may waive in writing any obligation owed to it by any other party under this Agreement. No waiver of any party of any default, misrepresentation, breach of warranty, or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, breach of warranty, or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence.

9.6 Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be taken together and deemed to be one instrument.

9.7 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the conflicts of laws principles thereof.

9.8 Severability. If any provision of this Agreement is held by a court or other tribunal of competent jurisdiction to be invalid or unenforceable for any reason, the remaining provisions shall continue in full force and effect without being impaired or invalidated in any way, and the Parties agree to replace any invalid provision with a valid provision which most closely approximates the intent and economic effect of the invalid provision.

[Signature page follows]

1

IN WITNESS WHEREOF, the Parties have executed this Agreement to be binding and effective as of the day and year first above written.

SOPA

SOCIETY PASS INCORPORATED,

a Nevada corporation

By:_________________________________

Name: Dennis Nguyen

Title: Chief Executive Officer

STPL

SOPA TECHNOLOGY PTE. LTD.,

a Singapore company

By:_________________________________

Name: Dennis Nguyen

Title: Chief Executive Officer

STOCKHOLDERS

By:_________________________________

Name:

Title:

2

3

4

5

6

SOCIETY PASS INCORPORATED,

a Nevada corporation

By: ______________________________

Name: Dennis Nguyen

Title: Chief Executive Officer

STPL

SOPA TECHNOLOGY PTE. LTD.,

a Singapore company

By: ______________________________

Name: Dennis Nguyen

Title: Chief Executive Officer

STOCKHOLDERS

By: ______________________________

Name: GAUTAM SAXENA

Title: DIRECTOR, PEGASUS 7 CAPITAL ADVISORS PTE LTD

7

8

SOPA

SOCIETY PASS INCORPORATED,
a Nevada corporation

By:______________________________
Name: Dennis Nguyen
Title: Chief Executive Officer

STPL

SOPA TECHNOLOGY PTE. LTD.,
a Singapore company

By:______________________________
Name: Dennis Nguyen
Title: Chief Executive Officer

STOCKHOLDERS

500 STARTUPS IV, L.P.,

for itself and as nominee for

certain other individuals and entities

By: 500 STARTUPS IV, L.L.C.,

its general partner

By: ______________________________

Name: Christine Tsai

Title: President

9

SOPA

SOCIETY PASS INCORPORATED,
a Nevada corporation

By:____________________________
Name: Dennis Nguyen
Title: Chief Executive Officer

STPL

SOPA TECHNOLOGY PTE. LTD.,
a Singapore company

By:____________________________
Name: Dennis Nguyen
Title: Chief Executive Officer

STOCKHOLDERS

500 STARTUPS VIETNAM, L.P.,

By: 500 STARTUPS VIETNAM, L.L.C.,

its general partner

By: ____________________________

Name: Christine Tsai

Title: President

10

SOPA

SOCIETY PASS INCORPORATED,
a Nevada corporation

By:________________________
Name: Dennis Nguyen
Title: Chief Executive Officer

STPL

SOPA TECHNOLOGY PTE. LTD.,
a Singapore company

By:________________________
Name: Dennis Nguyen
Title: Chief Executive Officer

STOCKHOLDERS

By: CPV Pepe Limited

By: Caldera Pacific Ventures Limited

By:________________________
Name: Sascha Benjamin Wagner
Title: Director

11

12

13

14

15

EXHIBIT A

STOCK POWER

FOR VALUE RECEIVED, STOCKHOLDERS OF GOODVENTURES SEA LIMITED, a company incorporated under the laws of Hong Kong, hereby sells, assigns, and transfers unto SOCIETY PASS INCORPORATED, a Nevada corporation, one thousand five hundred (1,500) ordinary shares (the “Shares”), of SOPA TECHNOLOGY PTE. LTD., a company incorporated under the laws of Singapore (the “Company”), standing in its name on the books of the Company represented by Certificate No. _____________ [NUMBER] herewith, and does hereby irrevocably constitute and appoint [___________] to transfer the said Shares on the books of the Company maintained for that purpose, with full power of substitution in the premises.

GOODVENTURES SEA LIMITED,

a Hong Kong company

By:_________________________________

Name:

Title:

16

EXHIBIT B

LIST OF GOOD VENTURES SEA LIMITED STOCKHOLDERS

Name of GSL Shareholder	Nature of Party	For entity: Place of incorporation or registration	Details for receiving notices (and for entities, the person to whom notices should be marked attention)	Number of Shares
		For individual: Nationality and passport number
Belt Road Investment Group Limited	Company	Cayman Islands	Address: 19, Street 21, Sangkat Tonie Basak, Phnom Penh, Cambodia 12301	493
		(Registration number CO- 324665)	Email: witt@beltroadcap.com
			Attention: Witt Gatchell
GS Home Shopping Inc.	Company	South Korea	Address: Gangseo Tower, 82, Seonyuro, Yeongdeungpo-gu, Seoul, Korea, 07291	370
		(Registration number 117-81-
GS Retail Co. Ltd		13253)	Email: eh.kimO@gsshop.com,
			lee.sunghwa@gsshop.com
			Attention: Sunghwa Lee
			Eunhye Kim
Loic Erwan Kevin Gautier	Individual	French		0

Pierre-Antoine Frank Jacques Brun	Individual	French		0

Phuong Anh Nguyen	Individual	German		4
The Appletree Group Pte.	Company	Singapore	Address: 25 North Bridge Road, #08-01, EFG Bank Building, Singapore 179104	93
Limited		(Company Number: 201426212R)	Email: j2m@appletree-asia.com Attention: Jean-Marc Merlin
Inter Prosper Holding Limited	Company	British Virgin Islands	Address: P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	10
		(Company Number: I 735874)	Email: loic.tardy@yahoo.fr Attention: Loic Tardy
Pegasus 7 Capital Advisor Pte. Ltd	Company	Singapore	Address: 60 Paya Lebar Road, #08- 43, Paya Lebar Square Singapore, 409051	12
		(Company number: 2017175280)	Email: gautam@pegasus7capital.com
			Attention: Gautam Saxena
Bouee Investment Limited	Company	Hong Kong	Address: Unit 1607, Dominion Centre, 43 Queen's Road East, Wanchai, Hong Kong	18
		(Company Number: 2312936)	Email:Charles-Edouard.Bouee@rolandberger.com
			Attention: Charles-Edouard Bouee
Rajan Jei Anandan	Individual	Sri Lankan		4

500 Startups Fund IV, L.P.	Partnership	USA	Address: 814 Mission Street, 6/F, San Fransisco, CA 94103, USA	14
		(Company Number:	Email: globallega1@500startups.com
		10190514)	Attention: Christine Tsai
500 Startups Vietnam, L.P.	Partnership	USA	Address: 814 Mission Street, 6/F, San Fransisco, CA 94103, USA	6
		(Company Number: 201937981)	Email: globallegal@500startups.com
			vietnam@500startups.com Attention: Eddie Thai
CPV PEPE	Company	British Virgin Islands	Address: c/o Caldera Pacific (Hong Kong) Ltd 1101-02, Euro Trade Centre, 21-23 Des Voeux Road Central, Hong Kong	27
Limited		(Company Number: 1930684)	Email: sascha@calderapacific.com Attention: Sascha Wagner
AME Ventures S.r.l.	Company	Italy	Address: Galleria San Babila 4/8, 20122 Milan, Italy	22
		(Company number: Mil- 1921683)	Email: michele.appendino@solarventures.it
			Attention: Michele Appendino
MoCA	Company	Korea	Address: Fr7, HJ BD, 7, Gangnam- daero 62gil, Gangnamgu, Seoul, Korea 06253	9
Ventures Inc.		(Company number: 140-88-	Email: ceo@nextrans.co.kr, shjung@nextrans.co.kr
		00306)	Attention: Sangmin Hong
The Nest & Company Inc.	Company	Korea	Address: Fr7, HJ 8D, 7, Gangnam- daero 62gil, Gangnamgu, Seoul, Korea 06253	0
		(Company number: 203-87-	Email: ceo@nextrans.co.kr, shjung@nextrans.co.kr
		00027)	Attention: Sangmin Hong
Gerard Baz	Individual	French		11

Simon Fiduciara S.p.a.	Company	Italy	Address: Via de! Carmine I 0, I 0122 Torino, Italy	3
		(Company number: TO- 644456)	Email: saumosta@tin.it Attention: Sauro Mostarda
Stephane Pictet	Individual	Switzerland		23

Silver Cap Limited	Company	British Virgin Islands	Address: Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands	383
		(Company number: 597408)	Email: mval@intelvision.net
			Attention: Mukesh Valabhji, Vijith Karunaratne

17